UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): December 3, 2007

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MOBILE SERVICES GROUP, INC.
(Exact Name of Registrant As Specified In Charter)

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Delaware	333-146157	04-3648175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 North Brand Boulevard, Suite 1000
Glendale, California 91203
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 253-3200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On December 3, 2007, Christopher A. Wilson notified Mobile Services Group, Inc. (the “Company”) that he would resign as the Company’s General Counsel and Assistant Secretary, effective December 14, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE SERVICES GROUP, INC.

Date: December 7, 2007	By:	/s/ Douglas A. Waugaman
Name: Douglas A. Waugaman
Title: President and Chief Executive Officer